Other income	12 Months Ended
Dec. 31, 2020
Other income [abstract]
Other income

26 Other income

In 2020, Other income of EUR 20 million (2019: EUR 214 million; 2018: EUR 118 million) includes the positive recovery of defaulted receivables of EUR 27 million (2019: EUR 32 million). In addition, Other income is impacted by positive and negative non-recurring results, including a loss of EUR 58 million following a settlement with the Australian Tax Authorities related to former insurance activities, that were fully indemnified by NN Group. This was offset by a tax profit for the same amount resulting from the release of the provision for uncertain tax positions in current tax liabilities. In 2019, Other income also included the recognition of EUR 79 million receivable related to the insolvency of a financial institution.